                                                                   EXHIBIT 10.8

                          RIGHTNOW TECHNOLOGIES, INC.
                           INDEMNIFICATION AGREEMENT


     This Indemnification Agreement ("Agreement") is made as of the ____ day of _______, 2000, by and between RightNow Technologies, Inc., a Delaware corporation (the "Company"), and ___________________ (the "Indemnitee").

     WHEREAS, competent persons are reluctant to serve a corporation as a director or in another capacity unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to and activities on behalf of corporations;

     WHEREAS, the Board of Directors of the Company has determined that the ability to attract and retain such persons is in the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

     WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified.

     NOW, THEREFORE, in consideration of the premises, the mutual agreements herein set forth below, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:


     1.  Initial Indemnity.  (a)  The Company shall indemnify the Indemnitee
         -----------------
when he was or is a party or is threatened to be made party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Company), by reason of the fact that he is or was or had agreed to become a director, officer, employee or agent of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) actually and reasonably incurred by the Indemnitee in connection with such action, suit or proceeding and any appeal therefrom it the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendre or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal action or proceeding, that the Indemnitee had reasonable cause to believe that the Indemnitee's conduct was unlawful.

     (b) The Company shall indemnify the Indemnitee when he was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Company to procure a judgment in its favor by reason of the fact that he is or was or had agreed to become a director, officer, employee or agent of the Company, or is or was serving or had agreed to serve at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) or any appeal therefrom if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company, and that except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

     (c) To the extent that the Indemnitee has been successful on the merits or otherwise, including without limitation the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections 1(a) or 1(b) hereof or in defense of any claim, issue or matter therein, he shall be indemnified against costs, charges and expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     (d) Any indemnification under Sections 1(a) or 1(b) (unless ordered by a court) shall be made by the Company only as authorized in the specific case upon a determination, in accordance with Sections 1(d) and 3 hereof or any applicable provision of the Certificate, the Bylaws, other agreement, resolution or otherwise, that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1(a) or 1(b). Such determination shall be made (i) by the Board of Directors of the Company (the "Board") by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (ii) if such a quorum of disinterested directors is not available or so directs, by independent legal counsel (designated in the manner provided below in this subsection (d)) in a written opinion, or (iii) by the stockholders of the Company (the "Stockholders"). Independent legal counsel shall be designated by vote of a majority of the disinterested directors; provided, however, that if the Board is
                                         --------  -------
unable or fails to so designate, such designation shall be made by the Indemnitee subject to the approval of the Company (which approval shall not be unreasonably withheld). Independent legal counsel shall not be any person or firm who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement. The Company agrees to pay the reasonable fees and expenses of such independent legal counsel and to indemnify fully such counsel against costs, charges and expenses (including attorneys' and others' fees and expenses)

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actually and reasonably incurred by such counsel in connection with this
Agreement or the opinion of such counsel pursuant hereto.

     (e) All expenses (including without limitation attorneys' and others' fees and expenses) incurred by the Indemnitee in his capacity as a director, officer, employee or agent of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding in accordance with Section 3(b) hereof.

     (f) The Company shall not adopt any amendment to the Certificate or the Bylaws the effect of which would be to deny, diminish or encumber the Indemnitee's rights to indemnity pursuant to the Certificate, the Bylaws, the General Corporation Law of the State of Delaware (the "GCL") or any other applicable law as applied to any act or failure to act occurring in whole or in part prior to the date (the "Effective Date") upon which the amendment was approved by the Board or the Stockholders, as the case may be. In the event that the Company shall adopt any amendment to the Certificate or Bylaws the effect of which is to so deny, diminish or encumber the Indemnitee's rights to indemnity, such amendment shall apply only to acts or failures to act occurring entirely after the Effective Date thereof.

     2.  Additional Indemnification.  (a)  Pursuant to Section 145(f) of the
         --------------------------
GCL, without limiting any right which the Indemnitee may have pursuant to
Section 1 hereof, the Certificate, the Bylaws, the GCL, any policy of insurance or otherwise, but subject to the limitations on the maximum permissible indemnity which may exist under applicable law at the time of any request for indemnity hereunder determined as contemplated by Section 2(a) hereof, the Company shall indemnify the Indemnitee against any amount which he is or becomes legally obligated to pay relating to or arising out of any claim made against him because of any act, failure to act or neglect or breach of duty, including any actual or alleged error, misstatement or misleading statement, which he commits, suffers, permits or acquiesces in while acting in his capacity as a director, officer, employee or agent of the Company, or, at the request of the Company, as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise. The payments which the Company is obligated to make pursuant to this Section 2 shall include, without limitation, damages, judgments, settlements and charges, costs, expenses, expenses of investigation and expenses of defense of legal actions, suits, proceedings or claims and appeals therefrom, and expenses of appeal, attachment or similar bonds; provided, however, that the Company shall not be obligated
                  --------  -------
under this Section 2(a) to make any payment in connection with any claim against the Indemnitee:

          (i) to the extent of any fine or similar governmental imposition which the Company is prohibited by applicable law from paying which results in a final, nonappealable order; or

          (ii) to the extent based upon or attributable to the Indemnitee gaining in fact a personal profit to which he was not legally entitled, including without limitation profits made from the purchase and sale by the Indemnitee of equity securities of the Company which are recoverable by the Company pursuant to Section 16(b) of the Securities Exchange Act of 1934, as amended, and profits arising from transactions in publicly traded securities of the Company which were effected by the Indemnitee in violation of Section 10(b) of the Securities Exchange Act of 1934, as amended, including Rule 10b-5 promulgated thereunder; or

          (iii) subject to the provisions of Section 6(c), to the extent based upon or attributable to any actions, suits or proceedings initiated or brought voluntarily by the Indemnitee and not by way of defense, but indemnification may be provided by the Company if the Board of Directors finds it to be appropriate.

The determination of whether the Indemnitee shall be entitled to indemnification under this Section 2(a) may be, but shall not be required to, be made in accordance with Section 3(a) hereof. If that determination is so made, it shall be binding upon the Company and the Indemnitee for all purposes.

     (b) All expenses (including without limitation attorneys' and others' fees and expenses) incurred by the Indemnitee in his capacity as a director, officer, employee or agent of the Company in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Company in advance of the final disposition of such action, suit or proceeding in accordance with Section 3(b) hereof.

     3.  Certain Procedures Relating to Indemnification and Advancement of
         -----------------------------------------------------------------
Expenses.  (a)  Except as otherwise permitted or required by the GCL, for
--------
purposes of pursuing his rights to indemnification under Sections 1(a), 1(b) or 2(a) hereof, as the case may be, the Indemnitee may, but shall not be required to, (i) submit to the Board a sworn statement of request for indemnification substantially in the form of Exhibit 1 attached hereto and made a part hereof (the "Indemnification Statement") and (ii) present to the Company reasonable evidence of all expenses for which payment is requested. Submission of an Indemnification Statement to the Board shall create a presumption that the Indemnitee is entitled to indemnification under Sections 1(a), 1(b) or 2(a) hereof, as the case may be, and the Board shall be deemed to have determined that the Indemnitee is entitled to such indemnification unless within 30 calendar days after submission of the Indemnification Statement the Board shall determine by vote of a majority of the directors at a meeting at which a quorum is present, based upon clear and convincing evidence (sufficient to rebut the foregoing presumption), and the Indemnitee shall have received notice within such period in writing of such determination that the Indemnitee is not so entitled to indemnification, which notice shall disclose with particularity the evidence in support of the Board's determination. The foregoing notice shall be sworn to by all persons who participated in the determination and voted to deny indemnification. The provisions of this Section 3(a) are intended to be procedural only and shall not affect the right of the Indemnitee to indemnification under this Agreement, and any determination by the Board that the Indemnitee is not entitled to indemnification and any failure to make the payments requested in the Indemnification Statement shall be subject to judicial review as provided in Section 6 hereof.

     (b) For purposes of determining whether to authorize advancement of expenses pursuant to Section 1(e) or 2(b) hereof, the Indemnitee shall submit to the Board a sworn statement of request for advancement of expenses substantially in the form of Exhibit 2 attached hereto and made a part hereof (the "Undertaking"), affirming that (i) he has reasonably incurred or will reasonably incur actual expenses in defending an actual civil or criminal action, suit, proceeding or claim and (ii) he undertakes to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Company under this Agreement or otherwise. Upon receipt of an Undertaking, the Board shall within 10 calendar days authorize immediate payment of the expenses stated in the Undertaking, whereupon such payments shall immediately be made by the Company. No security shall be required in connection with any Undertaking and any Undertaking shall be accepted without reference to the Indemnitee's ability to make repayment.

     4.  Subrogation; Duplication of Payments.  (a)  In the event of payment to
         ------------------------------------
the Indemnitee under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

     (b) The Company shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee to the extent the Indemnitee has actually received payment (under any insurance policy, the Certificate, the Bylaws or otherwise) of the amounts otherwise payable hereunder.

     5.  Stockholder Ratification.  The Company may, at its option, propose at
         ------------------------
any future meeting of the Stockholders that this Agreement be ratified by the Stockholders; provided, however, that the Indemnitee's rights hereunder shall be
              --------  -------
fully enforceable in accordance with the terms hereof whether or not such ratification is sought or obtained; and provided further, however, that if such
                                        -------- -------  -------
ratification is sought and not obtained, the Company, in the discretion of and upon action by the Board, may rescind this Agreement; provided, however, that such rescission shall not affect the rights granted to Indemnitee under this Agreement pertaining to acts which occurred prior to the date of rescission.

     6.  Enforcement.  (a)  If a claim for indemnification made to the Company
         -----------
pursuant to Section 3 hereof is not paid in full by the Company within 30 calendar days after a written claim has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim.

     (b) In any action brought under Section 4(a) hereof, it shall be a defense to a claim for indemnification pursuant to Sections 1(a) or 1(b) hereof (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the Undertaking, if any is required, has been tendered to the Company) that the Indemnitee has not met the standards of conduct which make it permissible under the GCL for the Company to indemnify the Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including the Board, independent legal counsel or the Stockholders) to have made a determination prior to commencement of such action that indemnification of the Indemnitee is proper in the circumstances because he has met the applicable standard of conduct set forth in the GCL, nor an actual determination by the Company (including the Board, independent legal counsel or the Stockholders) that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct.

     (c) It is the intent of the Company that the Indemnitee not be required to incur the expenses associated with the enforcement of his rights under this Agreement by litigation or other legal action because the cost and expense thereof would substantially detract from the benefits intended to be extended to the Indemnitee hereunder. Accordingly, if it should appear to the Indemnitee that the Company has failed to comply with any of its obligations under the Agreement or in the event that the Company or any other person takes any action to declare the Agreement void or unenforceable, or institutes any action, suit or proceeding designed (or having the effect of being designed) to deny, or to recover from, the Indemnitee the benefits intended to be provided to the Indemnitee hereunder, the Company irrevocably authorizes the Indemnitee from time to time to retain counsel of his choice, at the expense of the Company as hereafter provided, to represent the Indemnitee in connection with the initiation or defense of any litigation or other legal action, whether by or against the Company or any director, officer, stockholder or other person affiliated with the Company, in any jurisdiction. Regardless of the outcome thereof, the Company shall pay and be solely responsible for any and all costs, charges and expenses, including without limitation attorneys' and others' fees and expenses, reasonably incurred by the Indemnitee (i) as a result of the Company's failure to perform this Agreement or any provision thereof or (ii) as a result of the Company or any person contesting the validity or enforceability of this Agreement or any provision thereof as aforesaid.

     7.  Merger or Consolidation.  In the event that the Company shall be a
         -----------------------
constituent corporation in a consolidation, merger or other reorganization, the Company, if it shall not be the surviving, resulting or other corporation therein, shall require as a condition thereto the surviving, resulting or acquiring corporation to agree to indemnify the Indemnitee to the full extent provided in Section 2 hereof. Whether or not the Company is the resulting, surviving or acquiring corporation in any such transaction, the Indemnitee shall also stand in the same position under this Agreement with respect to the resulting, surviving or acquiring corporation as he would have with respect to the Company if its separate existence had continued.

     8.  Nonexclusivity and Severability.  (a)  The right to indemnification
         -------------------------------
provided by this Agreement shall not be exclusive of any other rights to which the Indemnitee may be entitled under the Certificate, the Bylaws, the GCL, any other statute, insurance policy, agreement, vote of stockholders or of directors or otherwise, both as to actions in his official capacity and as to actions in another capacity while holding such office, and shall continue after the Indemnitee has ceased to be a director, officer, employee or agent and shall inure to the benefit of his heirs, executors and administrators.

     (b) If any provision of this Agreement or the application of any provision hereof to any person or circumstances is held invalid, unenforceable or otherwise illegal, the remainder of this Agreement and the application of such provision to other persons or circumstances shall not be affected, and the provision so held to be invalid, unenforceable or otherwise illegal shall be reformed to the extent (and only to the extent) necessary to make it enforceable, valid and legal.

     9.   Governing Law.  This Agreement shall be governed by and construed in
          -------------
accordance with the laws of the State of Delaware, without giving effect to the principles of conflict of law thereof.

     10.  Modification; Survival.  This Agreement contains the entire agreement
          ----------------------
of the parties relating to the subject matter hereof. This Agreement may be modified only by an instrument in writing signed by both parties hereto. The provisions of this Agreement shall survive the death, disability or incapacity of the Indemnitee or the termination of the Indemnitee's service as an officer of the Company and shall inure to the benefit of the Indemnitee's heirs, executors and administrators.

     11.  Certain Terms.  For purposes of this Agreement, references to "other
          -------------
enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company which imposes duties on, or involves services by, the Indemnitee with respect to an employee benefit plan, its participants or beneficiaries; references to the masculine shall include the feminine; references to the singular shall include the plural and vice versa; and if the Indemnitee acted in good faith and in a
               ---- -----
manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan he shall be deemed to have acted in a manner "not opposed to the best interest of the Company" as referred to herein.

     12.  Director and Executive Officer Liability Insurance.  The Company
          --------------------------------------------------
shall, from time to time, make the good faith determination whether or not it is practicable for the Company to obtain and maintain a policy or policies with reputable insurance companies covering certain liabilities that may be incurred by its directors and executive officers. Notwithstanding the foregoing, the Company shall have no obligation to obtain or maintain such insurance if the Company determines in good faith that such insurance is not reasonably available, if the premium costs for such insurance are disproportionate to the amount of coverage provided, if the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit, or if the Indemnitee is covered by similar insurance maintained by a parent or subsidiary of the Company. The Indemnitee shall be entitled to the protection of any such insurance policies the Company may elect to maintain generally for the benefit of its directors and officers (and to the extent the Company maintains such an insurance policy or policies, the Indemnitee shall be covered by such policy or policies in accordance with its or their terms, to the maximum extent of the coverage available for any officer or director of the Company).

     13.  Notices.  All notices, requests, demands and other communications
          -------
hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, or (ii) mailed by certified or registered mail, with postage prepaid, on the third business day after the date on which it is so mailed:

If to Indemnitee, to:

If to the Company, to:

               RightNow Technologies, Inc.
               45 Discovery Drive
               Bozeman, Montana 59718
               (406) 522-4200

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                    RIGHTNOW TECHNOLOGIES, INC.


                                    BY: ________________________________
                                          Its: _________________________



                                    [NAME]


                                    ________________________________

                                                                       Exhibit 1

                           INDEMNIFICATION STATEMENT
                           -------------------------

STATE OF _____________)
                      :  ss.
COUNTY OF_____________)

     I, ____________________, being first duly sworn, do depose and say as follows:

     1. This Indemnification Statement is submitted pursuant to the Indemnification Agreement dated as of ___________, 2000, between RightNow Technologies, Inc., a Delaware corporation (the "Company"), and the undersigned.

     2. I am requesting indemnification against charges, costs, expenses (including attorneys' and others' fees and expenses), judgments, fines and amounts paid in settlement, all of which (collectively, "Liabilities") have been or will be incurred by me in connection with an actual or threatened action, suit, proceeding or claim to which I am a party or am threatened to be made a party.

     3. With respect to all matters related to any such action, suit, proceeding or claim, I am entitled to be indemnified as herein contemplated pursuant to the aforesaid Indemnification Agreement.

     4. Without limiting any other rights which I have or may have, I am requesting indemnification against Liabilities which have or may arise out of

________________________________________________________________________________
________________________________________________________________________________
_________________________________________________________________________.


                                            ____________________________________
                                            Signature

     Subscribed and sworn to before me, a Notary Public in and for said County and State, this ____ day of ____________, 2000.


                                            ____________________________________
                                            Notary Public
(Seal)                                      My commission expires _____________.

                                                                       Exhibit 2

                                  UNDERTAKING
                                  -----------

STATE OF _____________)
                      :  ss.
COUNTY OF ____________)

     I, __________________, being first duly sworn, do depose and say as follows:

     1. This Undertaking is submitted pursuant to the Indemnification Agreement, dated as of _____________, 2000, between RightNow Technologies, Inc., a Delaware corporation (the "Company"), and the undersigned.

     2. I am requesting advancement of certain costs, charges and expenses which I have incurred or will incur in defending an actual or pending civil or criminal action, suit, proceeding or claim.

     3. I hereby undertake to repay this advancement of expenses if it shall ultimately be determined that I am not entitled to be indemnified by the Company under the aforesaid Agreement or otherwise.

     4. The costs, charges and expenses for which advancement is requested are, in general, all expenses related to ______________________________________
_______________________________________________________________________________
______________________________________________________________________________.


                                            ___________________________________
                                            Signature

     Subscribed and sworn to before me, a Notary Public in and for said County and State, this ____ day of ____________, 2000.


                                           ____________________________________
                                           Notary Public
(Seal)                                     My commission expires _____________.